UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report2
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2019

LIQUIDITY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6931 Arlington Road, Suite 200, Bethesda MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 21, 2019 Liquidity Services, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), pursuant to notice duly given.  The matters voted upon at the Annual Meeting and the final voting results are as follows:

1.              Election of Directors.

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes

William P. Angrick, III	23,478,610	913,957	3,566,712

Edward J. Kolodzieski	23,454,628	937,939	3,566,712

Each director nominee was duly elected to serve until the Annual Meeting of Stockholders in 2022 or until the director’s successor has been duly elected and qualified.

2.              Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2019.

Votes For	27,426,592

Votes Against	498,349

Abstentions	34,338

Broker Non-Votes	0

Stockholders ratified the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2019.

3.              Approval of an Advisory Resolution on Executive Compensation.

Votes For	23,720,054

Votes Against	667,674

Abstentions	4,839

Broker Non-Votes	3,566,712

Stockholders approved the advisory resolution on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: February 22, 2019	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Vice President, General Counsel and Corporate Secretary

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